REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of March 18, 1998 between American Banknote Corporation, a Delaware corporation, with an address of 200 Park Avenue, New York, New York 10166 ("Buyer") and Financiere Jet Services, a French Societe anonyme, having its principal office at 45 Avenue Leclerc BP 7237- 69354 Lyon, Cedex 07 registered with the Registry of Commerce and Companies of Lyon under no B 973 505 357 ("Seller").

         WHEREAS, pursuant to that certain Share Purchase Agreement dated as of November 17, 1997, as amended (the "Purchase Agreement"), Seller has agreed to sell and Buyer has agreed to purchase, on the Closing Date, certain business and assets, as more fully described therein, 100% of the shares of MCE ("MCE") and 100% of the shares of CPS Finances ("CPS") including 100% of the shares of SNC Arnaud ("SNC")(collectively, the "Assets"); and

         WHEREAS, pursuant to the Purchase Agreement, the Purchase Price for the Assets consists of cash and shares (the "Shares") of Buyer's Common Stock, par value $0.01 per share (the "Common Stock") in such amount as shall be determined in accordance with the Purchase Agreement, and

         WHEREAS, the parties desire to set forth the terms and conditions of the parties' covenants and agreements in respect of the registration of the Shares with the United States Securities and Exchange Commission and applicable state securities agencies and the exchange on which the Common Stock is then trading;

         NOW,   THEREFORE,    in   consideration   of   the   mutual   promises,
representations, warranties, covenants and conditions set forth in the Purchase Agreement and this Agreement, Buyer and Seller agree as follows:

1.       CERTAIN DEFINITIONS

Terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

         "Commission" shall mean the United States Securities and Exchange Commission.

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or government or agency or political subdivision thereof.

         "Registrable  Securities"  shall mean the Shares issued pursuant to the
Purchase   Agreement.

         "Restricted Securities" shall mean the Registrable Securities until (i) such Registrable

Securities have been effectively registered under the Securities Act and disposed of by Seller; (ii) such Registrable Securities have been distributed to the public pursuant to Rule 144 (or similar provision) or the provisions of Rule 144 (k) are applicable to such shares; or (iii) such Registrable Securities have been transferred and a new certificate not having any restrictive legend or stop transfer order has been delivered and no other restrictions on transfer exist.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

2.       SECURITIES SUBJECT TO THIS AGREEMENT

         The Securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security.

3.       DEMAND REGISTRATION

(a) Seller, at any time or from time to time following the Closing, may make a written request to the Buyer for registration under and in accordance with the provisions of the Securities Act of all if its Registrable Securities (the "Demand Registration").

(b) The Buyer and its security holders shall have the right to include any shares of Common Stock in any Demand Registration, subject to subparagraph (c) hereof.

(c) If any of the  Registrable  Securities  registered  pursuant  to any  Demand
Registration are to be sold in one or more firm commitment underwritten offerings, and the managing underwriters advise in writing the Seller that in their opinion the number of shares of Common Stock proposed to be sold in such offering exceeds the maximum number of shares of Common Stock which can be sold on the basis and price contemplated in such offering, there shall be included in such firm commitment underwritten offering the number of shares of Common Stock which in the opinion of such underwriters can be sold. If shares of Common Stock are being offered for the account of the Buyer or persons or entities other than Seller, such reduction shall first be made from the shares of Common Stock intended to be offered by the Seller or such other persons or entities, but only to the extent that such a reduction is permitted in any agreement pursuant to which such other persons or entities are seeking registration of their shares.

(d) The Buyer will use its reasonable best efforts to cause the Seller's Shares to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by Seller of the Seller's Shares; provided, however, that the Buyer may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of such other Common Stock originally proposed to be registered

4.       REGISTRATION PROCEDURES.

         If and whenever Buyer is required to effect the registration of any Registrable Securities, Buyer will:

                  (a) prepare and file (within 15 days of the Closing) with the Commission the requisite registration statement to effect such registration and thereafter use its efforts to cause such registration statement to become effective within 90 days, provided that Buyer may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 12 months and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Seller set forth in such registration statement;

                  (c) furnish to the Seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents as the Seller may reasonably request;

                  (d)  use  its  best   efforts  to   register  or  qualify  all
Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such United States jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that Buyer shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the Seller to consummate the disposition of such Registrable Securities;

                  (f) notify the Seller, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Seller, if prepared, furnish to the Seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and, upon the happening of such an event prior to the effectiveness of any Registration Statement the Buyer may delay or suspend any registration until the event shall have terminated, provided, however, that nothing contained herein shall require the Buyer to prepare or update such prospectus (or proceed with such registration) if in doing so it would be required to disclose any non-public confidential information or which disclosure would jeopardize any ongoing negotiations or discussions of the Buyer or its Affiliates relating to any material corporate event or transaction of any such party. Buyer may delay or suspend any registration in the event that Seller is in material breach of any of its obligations, representations, warranties, covenants or agreements contained in the Purchase Agreement or any document or agreement in executed in connection therewith;

                  (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, and will furnish to the Seller at least five business days prior to the filing thereof a copy of each registration statement and prospectus used in connection therewith, and any amendment or supplement to such registration statement or prospectus and shall not file any thereof which any such seller shall have reasonably objected on the grounds that such registration statement, prospectus, amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or the rules or regulations thereunder;

                  (h) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  (i) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which similar securities issued by Buyer are then listed, and shall take any other action necessary or advisable to facilitate the disposition of such Registrable Securities;

                  (j) Buyer may require the Seller to furnish Buyer such information regarding the Seller and the distribution of such securities Buyer may from time to time reasonably request in writing; and

                  (k) Seller agrees by acquisition of its Registrable Securities that upon receipt of any notice from Buyer of the happening of any event of the kind described in subparagraph (f) of this Paragraph 4, it will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until its receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (f) of this Paragraph 4 (if prepared) and, if so directed by Buyer, will deliver to Buyer (at Buyer's expense) all copies, other than permanent file copies, then in the Seller's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

5.       INDEMNIFICATION

                  (a)  Indemnification  by  the  Buyer.  In  the  event  of  any registration of any securities of the Buyer under the Securities Act, the Buyer will, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to Paragraph 3, the Seller, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Buyer will reimburse the Seller, and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Buyer shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Buyer by the Seller, specifically stating that it is for use in the preparation thereof and, provided further, that the Buyer shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Seller.

                  (b)  Indemnification  by  the  Seller.  In  the  event  of any registration of any Seller's Registrable Securities pursuant under the Securities Act, the Seller will, and hereby does, indemnify and hold harmless the Buyer, its attorneys, accountants, underwriters and each other Person, if any, who controls the Buyer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Buyer or such other Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained (on the effective date thereof) in any registration statement under which such Seller's Shares were registered under the Securities Act, any preliminary prospectus, prospectus subject to completion or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, prospectus subject to completion or said amendment or supplement in reliance upon and in conformity with information furnished to the Buyer by Seller specifically for use in the preparation thereof, and Seller will reimburse the Buyer and each such other person for any legal or any other expenses reasonably incurred by the Buyer or such other person in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (c) Procedure. In the event of any claim for which indemnity is sought under this Paragraph, the party seeking indemnification shall give prompt notice of its claim to the other party and shall permit the other party to engage counsel and to defend against the same. Buyer shall have the right to settle or compromise any claims for which indemnity is claimed hereunder in its sole discretion.

                  (d) Representations. Notwithstanding anything herein or in any other document to the contrary, except as specifically set forth in this Agreement, Buyer makes no representations or warranties, either express or implied, oral or written, statutory or otherwise concerning the Shares.

6.       MISCELLANEOUS

                  (a) All expenses incurred by the Buyer in complying with this Agreement, including, without limitation, all registration and filing fees
(including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the Buyer, the expense of any special audits incident to or required by any such registration, and the expense (including counsel fees) of complying with securities or Blue Sky laws shall be paid by the Buyer; provided in no event shall the Buyer be liable for any fees payable to counsel or accountants retained by Seller or for underwriting fees, discounts or selling commissions attributable to the Seller's Shares.

                  (b) The Buyer may issue such "stop transfer" instructions to its transfer agent with respect to all or any of the Seller's Shares as it deems appropriate to prevent any violation of the provisions of the Securities Act.

                  (c) The Buyer shall not be required to issue a certificate for Seller's Shares which does not contain an appropriate legend restricting transfer thereof unless (i) the shares represented by any such certificate are sold pursuant to a Registration Statement (including a current Prospectus) which has become and is effective under the Securities Act, or (ii) the staff of the Commission shall have issued a "no action" letter, reasonably satisfactory to counsel for the Buyer, to the effect that, or counsel reasonably acceptable to the Buyer shall have rendered its opinion, which opinion shall be reasonably acceptable to the Buyer, that, such securities may be freely sold publicly without registration under the Securities Act.

                  (d) All decisions and actions with respect to a registrations under this Agreement of securities of Buyer other than the Sellers' Shares, if made by the Buyer, including, but not limited to, whether and when such offering is to be made the proposed selling price of the securities. the selecting of and arrangements with underwriters, if the securities are to be sold through underwriters, including changes in such arrangements, the postponement or withdrawal of any such public offering and the contents of the registration statement and the prospectus, shall be entirely in the scope and uncontrolled discretion of the Buyer.

                  (e) The Buyer covenants that it will, so long as any Seller's Registrable Securities remain outstanding, file all reports required to be filed by it under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by Commission thereunder, or, if it is not required to file such reports, it will, upon the request of Seller, make publicly available such information as will enable Seller to sell such Registrable Securities without registration within the limitations of the exemptions provided by (i) Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter promulgated by the Securities and Exchange Commission. The obligations of this Paragraph to register the Registrable Securities pursuant to the Securities Act shall terminate upon the availability to Seller of any exemption from registration permitting Seller the opportunity to dispose of the Seller's shares without registration thereof (such as Regulation S or Rule 144
(k) under the Securities Act).

                  (f) Seller agrees that, without the prior written consent of Buyer, that Seller shall neither sell, assign, pledge, transfer or otherwise dispose of Seller's Shares or any Registrable Securities or enter any agreement or understanding with respect thereto, to any single purchaser or Person or Persons who comprise a group within the meaning of Paragraph 13(d) of the Securities Exchange Acto of 1934 (as amended) known publicly or known to Seller to have acquired or shall have the right to acquire "beneficial ownership" of in excess of 5% of the outstanding equity securities of Buyer. The restrictions of this subparagraph (f) shall not apply to open market transactions conducted on any United States national securities exchange, including the NYSE.




Dated:



                                               AMERICAN BANKNOTE CORPORATION


                                               By /s/ Harvey J. Kesner
                                                  ----------------------------
                                                  Harvey J. Kesner


                                               FINANCIERE JET SERVICES, S.A.


                                               By /s/ Yves Prud-Hom
                                                  ----------------------------
                                                  Yves Prud-Hom